UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

SACHEM CAPITAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SACHEM CAPITAL CORP.
698 Main Street
Branford, CT 06405
Notice of Annual Meeting of Shareholders
To be held on Tuesday, July 19, 2022
June 15, 2022
To our Shareholders:
You are invited to attend the 2022 Annual Meeting of Shareholders of Sachem Capital Corp., which will convene at 10:00 a.m., Eastern Daylight Saving Time, on Tuesday, July 19, 2022. The Annual Meeting will be held virtually on the Internet at https://meetnow.global/M2RMHK9. We believe that holding a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access. Additionally, given the continuing concerns around COVID-19, we believe that holding a virtual meeting is in the best interest of the health and safety of our shareholders and we are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend this Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.
Thank you for your continued support.
Sincerely,
John L. Villano, CPA
Chairman of the Board

SACHEM CAPITAL CORP.
698 Main Street
Branford, CT 06405
Notice of Annual Meeting of Shareholders
To be held on Tuesday, July 19, 2022

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Sachem Capital Corp. (the “Company”) will be held virtually via the Internet at https://meetnow.global/M2RMHK9, on Tuesday, July 19, 2022, at 10:00 a.m., Eastern Daylight Saving Time. There is no physical location for the Annual Meeting.
We have adopted this technology to expand access to the Annual Meeting, improve communications and impose lower costs on our shareholders, the Company and the environment. We believe virtual meetings enable increased shareholder participation from locations around the world. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting: https://meetnow.global/M2RMHK9 on the meeting date and at the time described in the accompanying Proxy Statement. Additionally, given the continuing concerns around COVID-19, the virtual meeting format allows us to continue to proceed with the Annual Meeting while mitigating the potential health and safety risks to participants.
The purpose of the Annual Meeting is to consider and act upon the following:
1.   To elect four (4) directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.
2.   To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized common shares of the Company from 100,000,000 to 200,000,000.
3.   To approve on an advisory basis the appointment of Hoberman & Lesser CPAs, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.
4.   To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.
Holders of the Company’s common shares, par value $0.001 per share, of record at the close of business on June 2, 2022 are entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be available for examination by any shareholder at the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the meeting.
By order of the Board of Directors

John L. Villano, CPA Chairman of the Board and Chief Executive Officer
Branford, Connecticut
June 15, 2022

IMPORTANT:	IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
We appreciate your giving this matter your prompt attention.
Important Notice Regarding Availability of Proxy Materials
for the Shareholder Meeting To Be Held On Tuesday, July 19, 2022
THE PROXY MATERIALS FOR THE ANNUAL MEETING, INCLUDING THE ANNUAL REPORT AND THE PROXY STATEMENT ARE ALSO AVAILABLE AT HTTP:// WWW.ENVISIONREPORTS.COM/SACH

SACHEM CAPITAL CORP.
698 Main Street
Branford, CT 06405

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on Tuesday, July 19, 2022
Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors (the “Board”) of Sachem Capital Corp. (the “Company,” “we,” “us,” “our,” “Sachem” or any derivative thereof) to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via the Internet at https://meetnow.global/M2RMHK9, on Tuesday, July 19, 2022, at 10:00 a.m., Eastern Daylight Saving Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 698 Main Street, Branford, Connecticut 06405. The approximate date on which this Proxy Statement, the accompanying Proxy and the Company Annual Report for the year ended December 31, 2021 (the “Annual Report”) will be mailed to shareholders is June 15, 2022.
Important Notice Regarding Availability of Proxy Materials
for the Shareholder Meeting To Be Held On Tuesday, July 19, 2022
THE PROXY MATERIALS FOR THE ANNUAL MEETING, INCLUDING THE ANNUAL REPORT AND THE PROXY STATEMENT (COLLECTIVELY, THE “PROXY MATERIALS”) ARE ALSO AVAILABLE AT HTTP:// WWW.ENVISIONREPORTS.COM/SACH
THE VOTING AND VOTE REQUIRED
Record Date and Quorum
Only shareholders of record at the close of business on June 2, 2022 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, we had 36,634,912 common shares, par value $0.001 per share (“Common Shares”) and 1,903,000 shares of 7.75% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) issued and outstanding. Each Common Share is entitled to one vote and, except under limited circumstances, holders of the Series A Preferred Stock do not have any voting rights and, as such, will not be entitled to vote at the Annual Meeting. Common Shares represented by each properly executed, unrevoked Proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if shareholders owning a majority of the Common Shares outstanding on the Record Date are present at the Annual Meeting virtually or by Proxy.
Voting of Proxies
The person acting as proxy (the “Proxyholder”) pursuant to the enclosed Proxy will vote the Common Shares represented as directed in the signed Proxy. Unless otherwise directed in the Proxy, the Proxyholder will vote the Common Shares represented by the Proxy: (i) for the election of the director nominees named in this Proxy Statement (“Election of Directors”); (ii) for the approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized Common Shares from 100,000,000 to 200,000,000 (“Charter Amendment”); (iii) for the advisory approval of the appointment of Hoberman & Lesser CPAs, LLP (“H&L”) as the Company’s independent auditors for the year ending December 31, 2022 (the “Approval of Auditors”); and (iv) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (see below). All Common Shares represented by valid Proxies will be voted in accordance with the instructions contained therein. A Proxy may be revoked by the shareholder giving the Proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the Annual Meeting, and a prior Proxy is automatically revoked by a shareholder giving a subsequent Proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior Proxy. Common Shares represented by Proxies that are marked “WITHHOLD AUTHORITY” or “ABSTAIN” will be counted for quorum purposes.
Broker Non-Votes.   A broker non-vote occurs when Common Shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your Common Shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your Common Shares on “routine” matters. Where a proposal is a “non-routine” matter, a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed Common Shares on that proposal. At the Annual Meeting, each of the Charter Amendment (Proposal No. 2) and Approval of Auditors (Proposal No. 3) is considered a routine matter. The Election of Directors (Proposal No. 1) is considered “non-routine,” and your broker will not have discretion to vote on this proposal. Broker non-votes will be counted towards determining whether or not a quorum is present.
Voting Requirements
Election of Directors.   The election of the four (4) director nominees will require a plurality of the votes cast at the Annual Meeting. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat. Common Shares represented by Proxies marked “Withhold” and broker non-votes will be deemed not to have been cast and will have no effect on the outcome of the vote.
Approval of Charter Amendment.   Approval of the Charter Amendment requires the affirmative vote of a majority of the outstanding Common Shares. Common Shares represented by Proxies marked “ABSTAIN” will be treated the same as a vote AGAINST.
Approval of Auditors.   The affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote at the Annual Meeting is required to approve the appointment of H&L as the Company’s independent auditors on an advisory basis for the fiscal year ending December 31, 2022. Common Shares represented by Proxies marked “ABSTAIN” will not be treated as a vote “for” or “against” the matter and, thus will have no effect on the outcome of the vote.
Virtual Meeting Instructions/Q&A
Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date or if you hold a valid Proxy for the Annual Meeting. There is no physical location for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting: https://meetnow.global/M2RMHK9. You also will be able to vote your Common Shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your Proxy card or on the instructions that accompanied your Proxy Materials.
If you hold your Common Shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The Annual Meeting will begin promptly at 10:00 a.m., Eastern Daylight Saving Time. If you plan to attend the Annual Meeting, we encourage you to log-in prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this Proxy Statement.

Q:
How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder (i.e., you hold your Common Shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or Proxy Card that you received.

If you hold your Common Shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must obtain a legal proxy from your intermediary, confirming your power to vote the Common Shares, and submit a copy of such legal proxy reflecting your ownership of Common Shares along with your name and email address to Computershare, the Company’s registrar and transfer agent. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Saving Time, on July 15, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:
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By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
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By mail:

Computershare
Sachem Capital Corp. Legal Proxy
P.O. Box 505000
Louisville, KY 40233-5000
Q:
Why are you holding a virtual meeting instead of an in-person meeting?

A:
We believe that holding a virtual meeting will enable more of our shareholders to attend and participate in the Annual Meeting since our shareholders can participate from any location around the world with Internet access. Additionally, given the continuing concerns around COVID-19, we believe that holding a virtual meeting is in the best interest of the health and safety of our shareholders and we are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company.

Q:
What if I have trouble accessing the Annual Meeting virtually?

A:
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

Proposal No. 1
ELECTION OF DIRECTORS
Four (4) directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.
It is intended that votes pursuant to the enclosed Proxy will be cast for the election of the four (4) director nominees named below. If any such nominee should become unable or unwilling to serve as a director, the proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe that any of these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All four nominees are currently members of the Board. There are no family relationships among any of the executive officers or directors of the Company.
Our director nominees and their respective ages as of the Record Date are as follows:
Name	Age	Position
John L. Villano	62	Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President and Treasurer
Leslie Bernhard(1)(4)	78	Director
Arthur Goldberg(2)(4)	83	Director
Brian Prinz(3)(4)	69	Director

(1)
Chair of the Compensation Committee (“Compensation Committee”).

(2)
Chair of the Audit Committee (“Audit Committee”).

(3)
Chair of the Nominating and Corporate Governance Committee (“Nominating and Corporate Governance Committee Committee”).

(4)
Member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Set forth below is a brief description of the background and business experience of our director nominees:
John L. Villano, is Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and Treasurer. Mr. Villano is one of our founders. At the time of our initial public offering, he was appointed Chairman of the Board, co-Chief Executive Officer, Chief Financial Officer and Secretary. In November 2019, upon the resignation of his brother, Jeffrey C. Villano, he became our sole Chief Executive Officer and was appointed Treasurer in addition to his then current positions with the Company and resigned as Secretary. Mr. Villano is a certified public accountant and was engaged in the private practice of accounting and auditing for almost 30 years. He became a full-time employee and a director as of February 8, 2017. His responsibilities include overseeing all aspects of our business operations, including loan origination and servicing, investor relations, brand development and business development. He is also responsible for all our accounting and financial matters. Mr. Villano holds a bachelor’s degree in Accounting from the University of Rhode Island in 1982. We believe that Mr. Villano’s experience in managing our business since its inception and his professional background as a certified public accountant make him an important part of our management team and make him a worthy candidate to serve on the Board.
Leslie Bernhard became a member of the Board as of February 9, 2017. She has served as the non-executive chairman of the board of directors of Milestone Scientific Inc. (NYSE American: MLSS), a developer and manufacturer of medical and dental devices, since October 2009, and an independent director of Milestone since May 2003. She also served as interim chief executive officer of Milestone from October 2017 to December 2017. From 2007 through September 2018, Ms. Bernhard served as an independent director of Universal Power Group, Inc., a global supplier of power solutions (“UPG”), and since September 2018 she has been serving as a consultant to UPG. In 1986, Ms. Bernhard co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University. We believe that Ms. Bernhard’s experience as an entrepreneur and her service as a director of other public corporations will enable her to make an important contribution to the Board.
Arthur L. Goldberg became a member of the Board as of February 9, 2017. He has been a private accounting and business consultant since April 2012. From March 2011 through June 2015, he served as a director of Sport Haley Holdings, Inc., a manufacturer and distributor of sportswear and furniture. From January 2008 through March 2013, he served as a member of the board of directors of SED International Holdings, Inc. (OTC: SEDN), a distributor of consumer electronics. From January 2008 through March 2012, he served as the chief financial officer of Clear Skies Solar, Inc., an installer of solar panels. Mr. Goldberg has held senior executive positions, including chief financial officer and chief operating officer, and served as a director of several public companies. From January 2008 through June 2008, he served as the chief financial officer of Milestone Scientific, Inc. (NYSE American: MLSS), a developer and manufacturer of medical and dental devices. From June 1999 through April 2005, Mr. Goldberg was a partner with Tatum CFO Partners, LLP which provided interim CFO staffing services for public and private companies. Mr. Goldberg is an attorney and a certified public accountant and holds a B.B.A. degree from the City College of New York, an M.B.A. from the University of Chicago and J.D. and LLM degrees from the New York University School of Law. Mr. Goldberg was selected as a director because of his experience as the senior executive, operations and financial officer of several public companies and because of his background in law and accounting. We believe that his background and experience will provide the Board with a perspective on corporate finance matters. Given his financial experience, the Board has also determined that Mr. Goldberg qualifies as the Audit Committee financial expert, pursuant to Item 407(d)(5) of Regulation S-K promulgated by the SEC.
Brian A. Prinz became a member of the Board as of February 9, 2017. Since 1976, Mr. Prinz has been employed by Current, Inc., a leading manufacturer of laminated products including sheeting, tubes, rods, spacers and standoffs, as well as electrical grade laminates, a variety of carbon fiber products and other industrial products, which are used in various industries including construction, recreation, energy exploration and defense. Since 2011, Mr. Prinz has served as its president and chief financial officer. Mr. Prinz graduated from Bryant College with a B.A. in 1976. We believe that his background and experience make him well qualified to serve as a member of the Board.
The Board recommends a vote FOR the election of each director nominee and Proxies that are signed and returned will be so voted
unless otherwise instructed.
*      *      *      *      *

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Capacity in Which Served	In Current Position Since
John L. Villano(1)	62	Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President and Treasurer	2017
William C. Haydon	55	Chief Credit Officer, Chief Investment Officer and Director of Investor Relations	May 2021

(1)
Biographical information is provided above.

A brief description of Mr. Haydon’s background and business experience is set forth below:
William C. Haydon was appointed as our chief credit officer, chief investment officer and director of investor relations in May 2021. Mr. Haydon is a seasoned executive with over 25 years of experience in financial services and investment banking. He brings a wealth of expertise with strengths in areas such as lending, securities asset management, initial public offerings, investment banking, and financial strategy and long-term planning. Mr. Haydon is responsible for managing our liquid reserves and securities portfolio and he oversees our underwriting team. Prior to joining Sachem, Mr. Haydon served as a portfolio manager and branch manager at Wells Fargo Advisors Financial Network from 2011 to 2021. From 2008 to 2011, he served as a vice president within the Wealth Management division of UBS Financial Services. From 1999 to 2006 Mr. Haydon was the Managing Director of Northern Mortgage Company, LLC, a firm which he successfully merged into a division of Indy Mac Bank in 2006. From 1996 to 1999, Mr. Haydon was a regional lending officer at Dime Bank of New York, focusing on commercial and residential lending. Mr. Haydon has held numerous FINRA securities registration designations including series 65, 7, and a Series 24 General Securities Principal registration. He holds a Master of Business Administration from the Isenberg School of Management at the University of Massachusetts Amherst and a Bachelor of Science in Business from Skidmore College in Saratoga Springs, New York.
Code of Ethics
We have adopted a code of ethics that applies to our directors, principal executive officer, principal financial officer and other persons performing similar functions. The Code of Ethics is posted on our web site at www.sachemcapitalcorp.com. We will also provide a copy of the Code of Ethics to any person without charge, upon written request addressed to John L. Villano at our principal executive office located at 698 Main Street, Branford, CT 06405. In addition, we intend to post on our website all disclosures that are required by law or the NYSE American LLC (the “NYSE American”) listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.
Director Independence and Committees of the Board
The current members of the Board are John L. Villano, Leslie Bernhard, Arthur Goldberg and Brian Prinz. The Board has determined, in accordance with the NYSE American LLC Company Guide, that: (i) Ms. Bernhard and Messrs. Goldberg and Prinz are independent and represent a majority of its members; and (ii) Ms. Bernhard and Messrs. Goldberg and Prinz, as the members of the Audit Committee, the Nominating and Corporate Governance Committee and Compensation Committee, are independent for such purposes. In determining director independence, the Board applies the independence standards set by NYSE American. In applying these standards, the Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on the Board.
We have three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is made up entirely of independent directors as defined under the NYSE American LLC Company Guide. Mr. Goldberg is the chairman of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulations S-K; Ms. Bernhard is the chairwoman of the Compensation Committee; and Mr. Prinz is the

chairman of the Nominating and Corporate Governance Committee. As members of the committees, independent directors meet without the presence of non-independent directors in executive session.
Audit Committee.   The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:
•
selecting, hiring and terminating our independent auditors;

•
evaluating the qualifications, independence and performance of our independent auditors;

•
approving the audit and non-audit services to be performed by the independent auditors;

•
reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

•
overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

•
with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•
preparing the report that the SEC requires in our annual proxy statement.

Compensation Committee.   The Compensation Committee assists the Board in determining the compensation of our officers and directors. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities include the following:
•
approving the compensation and benefits of our executive officers;

•
reviewing the performance objectives and actual performance of our officers; and

•
administering our stock option and other equity and incentive compensation plans.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:
•
evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•
establishing a policy for considering shareholder nominees to the Board;

•
reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

•
reviewing and monitoring compliance with our Code of Ethics and insider trading policy.

During fiscal year 2021, the Board held 18 meetings, the Audit Committee held four (4) meetings; the Compensation Committee held three (3) meetings and the Nominating and Corporate Governance Committee held one (1) meeting. The committee charters are available on our website at www.sachemcapitalcorp.com.
All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.
It is the Company’s policy that directors are encouraged to attend the Annual Meeting.
Audit Committee Report
The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three (3) members of the Board who meet the independence and experience requirements of NYSE American and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees our relationship with our independent registered public accounting firm.
The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2021 and met with management to discuss such audited financial statements. The Audit Committee has discussed with H&L, our independent accountants, the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from H&L required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with H&L its independence from us and our management. H&L had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee has recommended to the Board that our audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year then ended for filing with the SEC.
AUDIT COMMITTEE:
Arthur Goldberg, Chairman
Leslie Bernhard
Brian Prinz
The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for nominating director candidates for the annual meeting of shareholders each year and will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of Common Shares of Company stock held by the recommending shareholder and the length of time that such Common Shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information: (i) the name of the shareholder and evidence of the person’s ownership of Company stock, (including the number of Common Shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board.
The information described above must be sent to the Company’s Chief Financial Officer at 698 Main Street, Branford, Connecticut 06405, on a timely basis in order to be considered by the Nominating and Corporate Governance Committee, within the time periods set forth in the “Shareholder Proposals” section below.
The Nominating and Corporate Governance Committee may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating and Corporate Governance Committee for such candidates. The Nominating and Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.
Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating and Corporate Governance Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating and Corporate Governance Committee may consider all such information in light of information regarding any other candidates that the Nominating and Corporate Governance Committee might be evaluating for membership on the Board. In certain instances, the Nominating and Corporate Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration the number of Common Shares held by the recommending shareholder and the length of time that such Common Shares have been held.
Disclosure of Director Qualifications
The Board, acting through the Nominating and Corporate Governance Committee, is responsible for assembling for shareholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board of directors.
The Nominating and Corporate Governance Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her business or professional field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company as well as a reputation of integrity and competence in his or her personal and professional activities. The Nominating and Corporate Governance Committee’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business, the markets in which it operates and culture; (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board’s ability to manage and direct the affairs and business of the Company; (iii) certain personal characteristics including integrity, competence, suitable professional training and experience, record of achievement, a reputation for collegiality, a history of constructive contribution to collective endeavors and (iv) the ability and commitment to devote sufficient time and energy to serve on the Board. Finally, the Nominating and Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds, skills, experiences and perspectives that reflect the values of the community in which the Company operates and that will enable the Company to fully and properly serve its clients and the surrounding communities as well as address the business and social challenges that could arise in the course of the Company’s business activities.
Board Leadership Structure
John L. Villano has served as Chairman of the Board, co-Chief Executive Officer and Chief Executive Officer (upon the departure of Jeffrey C. Villano in November 2019) since taking office in February 2017. Our By-Laws give the Board the flexibility to determine whether the roles of Chairman of the Board and Chief Executive Officer should be held by the same person or by two separate individuals. Our Nominating and Corporate Governance Committee evaluates our leadership structure and determines the most appropriate structure based upon its assessment of the Company’s needs, strategy and long-term goals. The Board also considers specific circumstances that may arise from time to time as well as social and cultural issues that may arise in the course of the Company’s business. At this time, the Board has determined that having John L. Villano serve as both the Chairman of the Board and Chief Executive Officer is in the best interest of our shareholders. The Board believes this structure makes the best use of Mr. Villano’s extensive knowledge of our business, financial requirements, personnel, strategic initiatives and industry. It also fosters real-time communication between management and the Board.
The Board’s Oversight of Risk Management
The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of management to assess and analyze the most likely areas of future risk to which we may be vulnerable.
Communications with Directors
The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Sachem Capital Corp., 698 Main Street, Branford, Connecticut 06405, Attention: Secretary.
All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.
COMPENSATION OF DIRECTORS
Our non-employee director compensation plan, as amended on April 8, 2021 and retroactively effective as of January 1, 2021 (the “Director Plan”), provides as follows:
•
each non-employee director will receive cash compensation at a rate of $60,000 per year, which amount shall be paid in equal quarterly installments of $15,000 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
the additional cash compensation payable to the chairperson of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will remain unchanged as follows:

•
the chairperson of the Audit Committee will receive additional cash compensation of $7,500 per year, payable in equal quarterly installments of $1,875 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
the chairperson of the Compensation Committee will receive additional cash compensation of $5,000 per year, payable in equal quarterly installments of $1,250 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
the chairperson of the Nominating and Corporate Governance Committee will receive additional cash compensation of $2,500 per year, payable in equal quarterly installments of $625 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
each non-employee director will receive a grant of 5,000 Common Shares on the date he or she is re-elected to serve on the Board; and

•
the non-employee director serving on our Loan Approval Committee will receive additional cash compensation of $7,500 per year, payable in equal quarterly installments of $1,875 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1).

John L. Villano, an executive officer as well as a director, does not receive compensation in connection with his position as a member of the Board.

The following table provides compensation information for the year ended December 31, 2021 for each of the Independent Directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Leslie Bernhard	$65,000	$28,800	$93,800
Arthur Goldberg	$67,500	$28,800	$96,300
Brian Prinz	$70,000	$28,800	$98,800

(1)
During the year ended December 31, 2021, under the Director Plan, each of Ms. Bernhard and Messrs. Goldberg and Prinz was awarded an aggregate of 5,000 Common Shares, respectively. The dollar amounts reflected in the table are the aggregate grant date fair value for the Common Shares awarded computed in accordance with FASB ASC Topic 718.

In April 2022, the Compensation Committee approved a one-time cash payment of $30,000 to each non-employee directors.

Executive Compensation
The following Summary Compensation Table sets forth all compensation earned by or paid to, in all capacities, during the years ended December 31, 2021 and 2020 (i) all individuals serving as our principal executive officer during the last completed fiscal year; and (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of the last completed fiscal year (the “Named Executives”):
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Total ($)
John L. Villano Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Treasurer and Director	2021	$500,000	$250,000	$500,000(2)	$1,250,000
	2020	$360,000	—	—	$360,000
Peter J. Cuozzo* Executive Vice President and Chief Operating Officer	2021	$250,000	—	$25,000(3)	$275,000
	2020	$129,808	$25,000	—	$154,808
William C. Haydon** Chief Credit Officer, Chief Investment Officer and Director of Investor Relations	2021	$168,269	$25,000	—	$193,269

*
Effective January 14, 2022, Mr. Cuozzo retired from all his positions with the company.

**
Effective May 1, 2021, Mr. Haydon was hired as our chief credit officer, chief investment officer and director of investor relations.

(1)
Represents the aggregate grant-date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codified Topic 718 (“FASB ASC Topic 718”).

(2)
Represents the grant-date fair value on an aggregate of 89,928 Common Shares awarded on April 8, 2021.

(3)
Represents the grant-date fair value on an aggregate of 4,753 Common Shares awarded on April 12, 2021.

Employment Agreements — John L. Villano
In August 2016, in anticipation of our initial public offering, we entered into an employment agreement with John L. Villano. The material terms of Mr. Villano’s employment agreement are as follows:
•
Mr. Villano serves as our chairman, chief executive officer, president, chief financial officer and treasurer.

•
The term of his employment, which commenced in February 2017, is five years, unless terminated earlier in accordance with his employment agreement. The termination date is extended one year on each anniversary date of the agreement unless either party to the agreement provides written notice at least 180 days before the next anniversary date that it is electing not to renew the agreement, in which case the agreement will terminate at the end of the fourth year from the next anniversary date.

•
As of April 2021, Mr. Villano’s base salary was $500,000 per annum. In addition, for the year ended December 31, 2021, he was entitled to a one-time cash bonus of $250,000, which was paid in 2021. He was also entitled to a “target bonus” of up to $250,000, as determined by the Compensation Committee, which would have been payable in 2022. Mr. Villano waived his right to receive the target bonus.

•
Mr. Villano is entitled to incentive compensation in such amount as shall be determined by the Compensation Committee of the Board in its sole and absolute discretion, based on our achievement of the financial performance goals set by the Board and capital transactions.

•
In 2020, Mr. Villano did not receive any bonus or incentive compensation.

•
In April 2021, Mr. Villano received a grant of 89,928 restricted Common Shares (based on the closing price of $5.56 per Common Share on April 8, 2021) vesting in three equal installments on each of January 1, 2022, 2023 and 2024, which are subject to forfeiture, to the extent unvested, if he voluntary resigns as an employee of the Company without “Good Reason” or if his employment is terminated for “Cause.”

•
Mr. Villano has the right to participate in all retirement, pension, deferred compensation, insurance and other benefit plans adopted and maintained by us for the benefit of employees and be entitled to additional compensation in an amount equal to the cost of any such benefit plan or program if he chooses not to participate.

•
Mr. Villano is indemnified to the full extent permitted by law against and for any claims, liabilities, losses, expenses and costs incurred that relate to any acts or omission taken in his capacity as an officer or director.

•
We have the right to terminate the employment agreement at any time with or without cause and for death or disability (as defined in the employment agreement). See below for the payments due upon a termination.

•
Mr. Villano is subject to a two-year non-competition provision if we terminate the employment agreement for cause.

•
In the event any payment to the employee is subject to an excise tax under the Code, we will pay the employee an additional amount equal to the amount of the excise tax and any other taxes (whether in the nature of excise taxes or income taxes) due with respect to such payment.

In April 2022:
•
Mr. Villano’s base salary was increased to $750,000 per annum, retroactive to January 1, 2022; and

•
Mr. Villano received a grant of 98,425 restricted Common Shares (based on the closing price of $5.08 per Common Share on April 5, 2022) vesting in three equal installments on each of January 1, 2023, 2024 and 2025, which are subject to forfeiture under the same terms and conditions as the 2021 grant.

Termination and Change of Control Arrangement
Mr. Villano’s employment agreement provides that we may terminate his employment at any time with or without cause. It also provides that his employment will terminate upon his death or disability. If we terminate his employment for cause, we are only liable for his base salary and benefits through the date of termination. In addition, he will not forfeit any rights to payments, options or benefits that have vested or have been earned or to which he is entitled as of the date of termination. If we terminate his employment without cause or the agreement terminates due to Mr. Villano’s death or disability or if Mr. Villano terminates his employment for “Good Reason” (as defined in the employment agreement), he is also entitled to receive: (i) a lump sum payment equal to 48 times his monthly salary on the date of termination; (ii) any deferred compensation or accrued vacation pay; (iii) continuation for a 12-month period after termination of health and welfare and long-term disability benefits; and (iv) a pro rata share of any incentive compensation and any other compensation or benefits to which he would have been entitled had he not been wrongfully terminated.
Good Reason includes a “change in control” with respect to us. A “change in control” would occur (1) if we merge into another corporation and, as a result of such merger, our shareholders immediately prior to such merger own less than 50% of the surviving corporation; (2) we sell, lease or otherwise dispose of all or substantially all of our assets; (3) if any individual, corporation or other entity or group of such persons acting jointly acquires beneficial ownership, directly or indirectly, of our Common Shares or any other securities having voting rights that we may issue in the future, rights to acquire our voting securities (including, without limitation, securities that are convertible into voting securities and rights, options warrants and other agreements or arrangements to acquire such voting securities) in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board, as then constituted; or (4) if any individual, corporation or other entity or group of such persons acting jointly acquires beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 40% percent or more of the combined voting power of our then outstanding voting securities, unless such acquisition is expressly approved by resolution of the Board passed upon affirmative vote of not less than a majority of the Board and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date we obtain actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of the executive under his employment agreement). Notwithstanding the preceding sentence, any transaction that involves a mere change in identity form or place of organization within the meaning of Section 368(a)(1)(F) of the Code, or a transaction of similar effect, will not constitute a “change in control.”
Employment Agreement — Peter J. Cuozzo
In July 2020, we entered into an employment agreement with Peter J. Cuozzo, our former executive vice president and chief operating officer. The material terms of his agreement are as follows:
•
He served as our executive vice president and chief operating officer on a full-time basis.

•
The agreement was terminable by either party at any time upon delivery of written notice to the other party.

•
His duties included overseeing, supervising and managing our business, (ii) overseeing and supervising our expansion into Florida, Texas and such other markets identified by our chief executive office and/or the Board and (iii) such other duties, responsibilities, tasks and projects as determined by our chief executive officer and/or the Board, with the understanding that he had the customary authority and support to accomplish such assigned duties, responsibilities, tasks and projects.

•
He was based in Naples, Florida but required to work from our principal place of business, currently in Branford Connecticut, as frequently and for such period of time as directed by our chief executive officer.

•
His base compensation was $250,000 per year.

•
He was paid a signing bonus of $25,000.

•
He was entitled to additional compensation in such amounts, at such times and under such circumstances as determined by the Board and/or the Compensation Committee based on (i) the growth of our business; (ii) capital origination, whether via the sale by us of our equity, debt or derivative securities or via new credit facilities with traditional or non-traditional lenders and (iii) mergers and acquisitions of other entities or assets. In April 2021, he was paid a one-time cash bonus of $25,000 and received a grant of 4,753 restricted Common Shares (based on the closing price of $5.26 per Common Share on April 12, 2021) vesting in three equal installments on each of January 1, 2022, 2023 and 2024, which are subject to forfeiture, to the extent unvested, if he voluntary resigns as an employee of the Company without “Good Reason” or if his employment is terminated for “Cause.”

•
He was eligible to participate in any retirement plans (qualified and non-qualified), pension, insurance, health, disability or other benefit plan or program that has been adopted by us (or in which we participated), according to the terms of such plan or program, on terms no less favorable than the most favorable terms granted to our senior executives.

•
He was entitled to 25 vacation days per annum and severance pay equal to 18 months of his base compensation if he is terminated without cause, or if he terminates for good reason, prior to July 1, 2022.

•
He is subject to a covenant not to compete that continues for 18 months after termination unless he is terminated without “cause” prior to July 1, 2022.

Mr. Cuozzo retired from all his positions with the Company effective as of January 14, 2022. The terms of his separation were as follows:

•
All obligations under his employment agreement with the Company terminated except for the covenants restricting his use of Company “confidential information” and his ability to compete with the Company.

•
The Company and Mr. Cuozzo provided mutual general releases of claims arising out his employment with the Company, except that the Company’s release excluded claims based on fraud, gross negligence, or willful misconduct of Mr. Cuozzo.

•
The Company agreed to continue to pay the cost of Mr. Cuozzo’s health insurance premiums through September 30, 2025.

•
The Company agreed to lift the restrictions on the 4,753 restricted Common Shares granted to him in 2021.

•
He remained eligible to participate in any executive bonus pool for the year ended December 31, 2021, in the sole and absolute discretion of the Company’s management. (There was no executive bonus pool for 2021.)

Outstanding Equity Awards at December 31, 2021
The following table sets forth information concerning outstanding equity awards to the Named Executives as of December 31, 2021.
Name	Stock Awards
	Number of Common Shares or units of stock that have not vested (#)	Market value of Common Shares or units of stock that have not vested ($)(1)
John L. Villano	89,928(2)	$525,179
Peter J. Cuozzo	4,753(2)	$27,757

(1)
Calculated based on the closing market price of $5.84 at the end of the last completed fiscal year on December 31, 2021.

(2)
One-third of these restricted Common Shares vest on each of January 1, 2022, 2023 and 2024. Unvested Common Shares may not be transferred, sold, pledged, hypothecated or assigned, and are subject to forfeiture.

Equity Compensation Plan Information
On October 27, 2016, we adopted the 2016 Equity Compensation Plan (the “Plan”), the purpose of which is to align the interests of our officers, other employees, advisors and consultants or any subsidiary, if any, with those of our shareholders and to afford an incentive to such officers, employees, consultants and advisors to continue as such, to increase their efforts on our behalf and to promote the success of our business. The basis of participation in the Plan is upon discretionary grants of awards by the Board. The Plan is administered by the Compensation Committee. The maximum number of Common Shares reserved for the grant of awards under the Plan is 1,500,000, subject to adjustment as provided in Section 5 of the Plan. Approximately fourteen individuals are eligible to participate in the Plan including, our two executive officers, nine other employees and three independent directors.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	0	Not applicable	1,352,435
Total	0	Not applicable	1,352,435

During the fiscal year ended December 31, 2021, we granted an aggregate of 109,681 restricted Common Shares under the Plan. Subsequent to December 31, 2021, we granted an additional 138,967, in the aggregate, restricted Common Shares under the Plan.
Types and Terms of Awards
Awards under the Plan may take the form of stock options (either incentive stock options or non-qualified stock options) or restricted Common Shares. Subject to restrictions that are set forth in the Plan, the Compensation Committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.
The Compensation Committee is subject to the following specific restrictions regarding the types and terms of awards:
•
The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.

•
No award may be granted after the expiration of the Plan (more than ten years after the Plan adoption date).

No stock option can be “repriced” without the consent of the shareholders and of the option holder if the effect would be to reduce the exercise price per share.
Amendment and Termination of the Plan
The Plan expires on the tenth anniversary of the date of its adoption by the Board. Prior to the expiration date, the Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time; provided, however, that unless otherwise determined by the Board, an amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any grantee under any outstanding award granted under the Plan without such grantee’s consent.
Exercise Price of an Option Granted Under the Plan
The exercise price of an option granted under the Plan may be no less than the fair market value of a Common Share on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of Section 422 of the Code from time to time, otherwise determined by the Compensation Committee. However, incentive stock options granted to a ten percent shareholder must be priced at no less than 110% of the fair market value of our Common Shares on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the Compensation Committee. The Compensation Committee also determines the exercise schedule of each option grant.
Federal Income Tax Consequences
The following is a summary of the effect of federal income taxation upon the recipients and us with respect to the Common Shares under the Plan and does not purport to be complete.
Non-qualified Stock Options.   The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require a grantee to include in his gross income the amount by which the fair market value of the acquired Common Shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the Common Shares acquired upon exercise of a non-qualified stock option, a grantee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such Common Shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the grantee is in receipt of income in connection with the exercise of a non-qualified stock option.
Incentive Stock Options.   The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired Common Shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such Common Shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such Common Shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.
Restricted Shares.   Generally, unless the participant elects, pursuant to Section 83(b) of the Code to recognize income in the taxable year in which restricted Common Shares have been awarded, the participant is required to recognize income for federal income tax purposes in the first taxable year during which the participant’s rights over the restricted Common Shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, we will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes except to the extent that such participant’s total compensation for the taxable year exceeds $1.0 million, in which case such deduction may be limited by Section 162(m) of the Code unless any such grant of restricted Common Shares is made pursuant to a performance-based benchmark established by the Compensation Committee.
As of December 31, 2021, there were no options granted under the Plan.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.
To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% shareholders pursuant to Section 16(a) of the Exchange Act were complied with during the year ended December 31, 2021 except as set forth below.
Delinquent Section 16(a) Reports
During the year ended December 31, 2021, Brian Prinz, a director, was late in the filing of one Statements of Changes in Beneficial Ownership on Form 4.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
During the years ended December 31, 2021 and 2020, the wife of our chief executive officer was paid $120,000 and $108,000, respectively, for accounting and financial reporting services provided to us. During the year ended December 31, 2021 the daughter of our chief executive officer was paid $10,962 for internal audit and compliance services provided to us.
We have adopted a policy that prohibits any transaction between us and a related party unless the terms of that transaction are no less favorable to us than if we had entered into the same transaction with an unrelated party and the transaction is approved by our Audit Committee or other independent committee of the Board, in the case where it is inappropriate for our Audit Committee to review such a transaction due to a conflict of interest.

Security Ownership of Certain Beneficial Owners
The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of all persons known by us to own beneficially more than 5% of our outstanding Common Shares, Named Executives, all directors, and all directors and officers as a group:
Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned(2)	Percentage of Class(3)
Executive Officers and Directors
John L. Villano(4)	1,435,749	3.92%
Leslie Bernhard(5)	5,625	*
Arthur L. Goldberg(5)	22,628	*
Brian A. Prinz(5)	366,943	1%
William C. Haydon	18,000	*
All officers and directors as a group (5 persons)	1,844,945	5.04%

*
Less than 1%.

(1)
Unless otherwise provided, the address of each of the individuals above is c/o Sachem Capital Corp., 698 Main Street, Branford, CT 06405.

(2)
A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the Common Shares shown as beneficially owned.

(3)
All percentages are determined based on 36,634,912 Common Shares outstanding as of Record Date.

(4)
Includes (i) 89,928 restricted Common Shares subject to vesting in three equal installments on each of January 1, 2022, 2023 and 2024; (ii) 98,425 restricted Common Shares subject to vesting in three equal installments on each of January 1, 2023, 2024 and 2025 and (iii) 6,827 Common Shares owned by Mr. Villano’s wife. Mr. Villano disclaims beneficial ownership of the 6,827 Common Shares owned by his wife for the purposes of section 13(d) or 13(g) of the Exchange Act.

(5)
Includes 5,625 restricted Common Shares that vest as follows: (i) 625 Common Shares vest on October 4, 2022; (ii) 1,250 Common Shares vest on October 13, 2022; (iii) 625 Common Shares vest on October 15, 2022; (iv) 1,250 Common Shares vest on October 13, 2023; (v) 625 Common Shares vest on October 15, 2023; and (vi) 1,250 Common Shares vest on October 13, 2023.

Proposal No. 2
APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER AUTHORIZED COMMON SHARES OF THE COMPANY FROM 100,000,000 TO 200,000,000
Our Certificate of Incorporation, as amended, currently authorizes the issuance of 100,000,000 Common Shares and 5,000,000 preferred shares, par value $0.001 per share (“Preferred Shares”). On May 3, 2022, the Board adopted a resolution, subject to shareholder approval, to amend Article Fourth of our Certificate of Incorporation to increase the number of authorized Common Shares to from 100,000,000 to 200,000,000 (the “Revised Charter Amendment”). We are not increasing the number of authorized Preferred Shares, which will remain unchanged. The Board determined that the Revised Charter Amendment is in the best interests of the Company and unanimously recommends approval by shareholders. Approval of the Revised Charter Amendment requires that a majority of the holders of outstanding Common Shares vote in favor of the amendment. If the Revised Charter Amendment is approved by shareholders, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of New York reflecting the amendment, which will become effective on the date such Certificate of Amendment is accepted for filing by the Secretary of State. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached as Appendix A.
Background and Reasons for the Proposal
The Board believes that the Revised Charter Amendment is necessary so that Common Shares will be available, if needed, for issuance in connection with future equity financings, possible acquisitions, stock splits, stock dividends, employee benefit plans and for other proper corporate purposes without further action by our shareholders, except as required by applicable law, regulation or rule. Our growth depends on our ability to raise capital through the sale of equity and debt securities. Since our initial public offering (“IPO”) in February 2017 through May 31, 2022, we have raised approximately $187.9 million of gross proceeds (including IPO proceeds) from the sale of equity securities and approximately $245.7 million through the sale of debt securities. In addition, our debt securities contain a covenant requiring that we maintain an “asset coverage ratio” of 150%. In order to comply with this covenant, as we issue new debt securities, we must also sell equity.
As of the Record Date, 36,634,912 Common Shares were issued and outstanding, and 54,276,959 Common Shares are reserved for future issuance including 5,439,272 reserved for issuance pursuant to an existing at-the-market offering, 1,213,468 reserved for issuance under our 2016 Equity Compensation Plan, 49,219 Common Shares for issuance upon the exercise of warrants issued to the Underwriters in our 2017 public offering and 47,575,000 Common Shares reserved for issuance in the event of the conversion of the outstanding shares of our Series A Preferred Stock. Thus, we have 9,088,129 Common Shares available for future issuance. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. As a result, the Board believes that the proposed increases in the number of authorized Common Shares are appropriate so that Common Shares will be available, if needed.
Under our Certificate of Incorporation, as amended, our shareholders do not have preemptive rights to subscribe to additional securities that may be issued by us. This means that current shareholders do not have a prior right to purchase any new issue of our capital stock to maintain their proportionate ownership. In addition, if we issue additional Common Shares or other securities convertible into Common Shares in the future, it could dilute the voting rights of existing shareholders and could also dilute earnings per share and book value per share of existing shareholders. The increase in authorized Common Shares is not being proposed in response to any known threat to acquire control of the Company.
The Board recommends a vote FOR this proposal and
Proxies that are signed and returned will be so voted unless otherwise instructed.
*      *      *      *      *

Proposal No. 3
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS
H&L has been our independent auditor since 2015. Their audit report appears in our annual report for the fiscal year ended December 31, 2021. One or more representatives of H&L is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our shareholders.
Selection of the independent accountants is not required to be submitted to a vote of our shareholders for advisory approval. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint H&L to serve as independent auditors to conduct an audit of our accounts for the 2022 fiscal year. However, the Board is submitting this matter to our shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain H&L and may retain that firm or another without re-submitting the matter to the shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our shareholders’ best interests.
The Board recommends a vote FOR this proposal
and Proxies that are signed and returned will be so voted
unless otherwise instructed.
*      *      *      *      *
Independent Registered Public Accounting Firm Fees and Other Matters
The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by H&L for fiscal years 2021 and 2020:
	2021	2020
Audit fees	$228,000	$181,500
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$228,000	$181,500
Audit fees
In 2021, the audit fees include fees for professional services rendered for (i) the review of our quarterly financial statements, (ii) the review of our shelf registration statement (File No. 333-256940) on Form S-3 under the Securities Act of 1933, as amended, which was declared effective by the SEC on June 17, 2021, (iii) the review of three separate prospectus supplements to the aforementioned shelf registration statement on Form S-3 and (iv) other services that are normally provided in connection with statutory and regulatory filings.
In 2020, the audit fees include fees for professional services rendered for (i) the review of our quarterly financial statements, (ii) in connection with our shelf registration statement (File No. 333-236097) on Form S-3 under the Securities Act of 1933, as amended which was declared effective by the SEC on February 5, 2020, (iii) the review of three separate prospectus supplements to our shelf registration statement on Form S-3, described below, and (iv) other services that are normally provided in connection with statutory and regulatory filings.
Audit Committee Pre-Approval Policy
The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants must be pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.
MISCELLANEOUS
Other Matters
Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of Proxy will vote such Proxy on such matters in accordance with their best judgment.
Reports and Consolidated Financial Statements
The Company’s Annual Report for the year ended December 31, 2021, including our Audited Consolidated Financial Statements for the year then ended, are included with this Proxy Statement. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.
A copy of the Company’s Annual Report, without exhibits, will be provided without charge to any shareholder submitting a written request. Such request should be addressed to John L. Villano, Chief Financial Officer, Sachem Capital Corp., 698 Main Street, Branford, Connecticut 06405.
Solicitation of Proxies
The entire cost of the solicitation of Proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred for mailing Proxies and Proxy Material to the beneficial owners of its Common Shares.
Shareholder Proposals for Next Annual Meeting
Shareholders who intend to have a proposal considered for inclusion in our Proxy Materials for presentation at our 2023 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 698 Main Street, Branford, Connecticut 06405, in writing not later than February 15, 2023.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement and Annual Report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either or both documents to you if you call or write us at the following address or phone number: 698 Main Street, Branford, Connecticut 06405, (203) 433-4736. If you want to receive separate copies of the Annual Report and Proxy Statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.
The accompanying Proxy is solicited by and on behalf of the Board, whose Notice of Meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.
In addition to the use of the mails, Proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of Common Shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR SHAREHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR COMMON SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.
IF BY MAIL, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.
By order of the Board
John L Villano, CPA
Chairman of the Board
Branford, Connecticut
June 15, 2022

APPENDIX A
CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
OF
SACHEM CAPITAL CORP.
(Pursuant to Section 805 of the Business Corporation Law)

It is hereby certified that:
FIRST:   The name of the corporation is SACHEM CAPITAL CORP and the name under which it was originally formed was HML CAPITAL CORP
SECOND:   The certificate of incorporation of the corporation was filed by the Department of State on January 25, 2016.
THIRD:   The amendment of the certificate of incorporation of the corporation effected by this certificate of amendment is as follows:
Paragraph FOURTH of the Certificate of Incorporation relating to the aggregate number of shares which the corporation shall have the authority to issue is hereby amended to read as follows:
FOURTH:   The aggregate number of shares which the corporation shall have authority to issue is 205,000,000 of which 200,000,000 shall be common shares, par value $.001 per share (the “Common Shares”) and 5,000,000 shall be preferred shares, par value $.001 per share (the “Preferred Shares”). The Preferred Shares may be issued, from time to time, in one or more series with such designations, preferences and relative participating optional or other special rights and qualifications, limitations or restrictions thereof including but not limited to preemptive rights (notwithstanding anything contained to the contrary in Article TENTH hereof), as shall be stated in the resolutions adopted by the Board of Directors providing for the issuance of such Preferred Shares or series thereof; and the Board of Directors is hereby expressly vested with authority to fix such designations, preferences and relative participating optional or other special rights or qualifications, limitations or restrictions for each series, including, but not by way of limitation, the power to affix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and affix the terms of conversion of such Preferred Shares or any series thereof into Common Shares of the corporation and fix the voting power, if any, of Preferred Shares or any series thereof and to provide for preemptive rights (notwithstanding anything contained to the contrary in Article TENTH hereof).
FOURTH:   The certificate of amendment was authorized by the vote of the board of directors of the corporation followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.
Executed on this      day of        , 2022.

Name:
Title:

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Online GIof ntooewlecwtrwon.eicnvvoitsiniog,nreports.com/SACH odreslectaenQRthceodQeRancdocdoentr—ol #loΔgin details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SACH 2022 Annual Meeting Proxy Card XXXX XXXX XXXX XXX IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. ELECTION OF DIRECTORS: 01 – John L. Villano 02 – Leslie Bernhard 03 - Arthur Goldberg 04 - Brian Prinz Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. 2. APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES OF THE COMPANY FROM 100,000,000 TO 200,000,000. For Against Abstain 3. ADVISORY APPROVAL OF THE APPOINTMENT OF HOBERMAN & LESSER, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03IJA

The 2022 Annual Meeting of Shareholders of Sachem Capital Corp. will be held on July 19, 2022, 10:00 AM EDT, virtually via the internet at https: www.meetnow.global/M2RMHK9. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting To Be Held On Tuesday, July 19, 2022 THE PROXY MATERIALS FOR THE ANNUAL MEETING, INCLUDING THE ANNUAL REPORT AND THE PROXY STATEMENT, ARE ALSO AVAILABLE AT WWW.ENVISIONREPORTS.COM/SACH Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SACH IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Sachem Capital Corp. Notice of 2022 Annual Meeting of Shareholders Proxy solicited by the Board of Directors for Annual Meeting —July 19, 2022 10:00 AM, Eastern Daylight Saving Time The undersigned hereby constitutes and appoints John L. Villano, with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders of Sachem Capital Corp. (the “Company”) to be held virtually via the Internet at https: www.meetnow.global/M2RMHK9, on Tuesday, July 19, 2022 at 10:00 a.m., Eastern Daylight Saving Time, and at any adjournment thereof, hereby revoking any Proxies heretofore given, to vote all common shares of the Company held or owned by the undersigned on the proposals more fully set forth in the Notice and Proxy Statement for the Annual Meeting in accordance with the recommendations of the Board of Directors of the Company as set forth therein, and in their discretion upon such other matters as may come before the Annual Meeting. Shares represented by this Proxy will be voted by the shareholder. If no such directions are indicated, the proxy will have authority to vote FOR all nominees and FOR Proposals 2 and 3. The proxy is authorized to vote upon such other business as may properly come before the meeting in his discretion. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.